UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2021
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware			1-13881	52-2055918
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road,	Bethesda,	Maryland		20817
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 7, 2021, Marriott International, Inc. (“Marriott”) held its Annual Meeting of Stockholders. Marriott’s stockholders voted on the items outlined in the 2021 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission on April 5, 2021, as follows:

1.Marriott’s stockholders elected 13 director nominees named in the Proxy Statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
J.W. Marriott, Jr.	2,429,857,800	163,677,650	1,847,660	297,801,560
Anthony G. Capuano	2,572,755,260	20,279,800	2,348,050	297,801,560
Deborah M. Harrison	2,462,651,790	130,886,740	1,844,580	297,801,560
Frederick A. Henderson	2,272,103,590	320,585,460	2,694,060	297,801,560
Eric Hippeau	2,534,123,600	55,928,760	5,330,750	297,801,560
Lawrence W. Kellner	2,503,633,560	89,197,780	2,551,770	297,801,560
Debra L. Lee	2,522,638,400	70,780,040	1,964,670	297,801,560
Aylwin B. Lewis	2,525,216,470	65,209,140	4,957,500	297,801,560
David S. Marriott	2,467,744,380	125,553,080	2,085,650	297,801,560
Margaret M. McCarthy	2,322,159,340	268,001,740	5,222,030	297,801,560
George Muñoz	2,517,307,110	75,601,250	2,474,750	297,801,560
Horacio D. Rozanski	2,586,272,640	6,574,570	2,535,900	297,801,560
Susan C. Schwab	2,578,005,620	12,669,240	4,708,250	297,801,560

2.Marriott’s stockholders ratified the appointment of Ernst & Young LLP as Marriott’s independent registered public accounting firm for fiscal year 2021 with the following votes:

FOR	AGAINST	ABSTAIN
2,856,204,180	34,876,840	2,103,650

3.Marriott’s stockholders approved the advisory resolution on the compensation of Marriott’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,517,826,790	70,676,800	6,879,520	297,801,560

4.Marriott’s stockholders did not approve proposed amendments to Marriott’s Restated Certificate of Incorporation and Bylaws to remove supermajority voting standards. The proposed amendments are listed in Items 4(a) through 4(e) below. Approval of each item required the affirmative vote of 66 and 2/3rds of the voting power of the shares outstanding.

4(a).Marriott’s stockholders did not approve amendments to remove the supermajority voting standard for the removal of directors with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,939,707,340	650,944,780	4,730,990	297,801,560

4(b).Marriott’s stockholders did not approve amendments to remove the supermajority voting standards for future amendments to the Certificate of Incorporation approved by Marriott stockholders with the following votes:
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FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,935,182,940	655,230,030	4,970,140	297,801,560

4(c).Marriott’s stockholders did not approve amendments to remove the requirement for a supermajority stockholder vote for future amendments to certain Bylaw provisions with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,934,866,850	655,248,050	5,268,210	297,801,560

4(d).Marriott’s stockholders did not approve the amendment to remove the requirement for a supermajority stockholder vote for certain transactions with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,937,868,110	652,114,920	5,400,080	297,801,560

4(e).Marriott’s stockholders did not approve the amendment to remove the supermajority voting standard for certain business combinations with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,939,196,650	651,116,270	5,070,190	297,801,560

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 12, 2021	By:	/s/ Andrew P.C. Wright
Andrew P.C. Wright
Vice President, Senior Counsel and Secretary

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